UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 12, 2007

CITIZENS FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	2-96144	55-0666598
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

211 Third Street, Elkins, West Virginia	26241
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (304) 636-4095

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 1, 2003, Citizens Financial Corp.’s wholly-owned subsidiary, Citizens National Bank (the “Bank”), entered into non-qualified supplemental executive and director retirement plans with various officers and directors of the Bank, which provides them with income benefits payable at retirement age or death.  These plans are the Executive Supplemental Retirement Plan (the “Executive Plan”) and the Directors’ Supplemental Retirement Plan (the “Director Plan”).  The Executive Plan and the Director Plan each provides that the Bank will make certain payments to the executive officer or director (as the case may be) upon retirement and to such person’s beneficiaries in the event of death.  These plans are considered unfunded arrangements maintained primarily to provide supplemental retirement benefits for the directors and executive officers and are to be considered non-qualified benefit plans for purposes of the Employee Retirement Security Act of 1974, as amended.  The amendment to each of the plans amends the existing agreements and also will be used for newly or recently appointed executive officers and directors.  In connection with these plans, the Bank purchased life insurance contracts in 2002 for $2,000,000.  These contracts are not assets of either plan.

On December 12, 2007, the board of directors voted to amend the Executive Plan and the Director Plan.  These amendments clarify that payments will be made in 120 monthly installments or in 12 annual installments as specified in the individual’s contract only when such termination satisfies the requirement of a “separation from service” as defined in Section 409A of the Internal Revenue Code, as amended (the “Code”).  Such payments may be subject to a six-month delay in commencement measured from the date of separation from service if required by Section 409A of the Code.  Otherwise, such payments commence 30 days following a director’s or executive officer’s separation of service as defined in Section 409A of the Code.  Other amendments, mostly of a technical nature, were made to bring each of the plans into compliance with Section 409A of the Code.

The Section 409A Amendments to the Executive Plan and the Director Plan are attached hereto as Exhibits 10.4 and 10.5, respectively, to this current report on Form 8-K.

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Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No. 10.4 – Form of 409A Amendment to the Citizens National Bank of Elkins Director Supplemental Retirement Plan Director Agreement.

Exhibit No. 10.5–Form of 409A Amendment to the Citizens National Bank of Elkins Executive Officer Supplemental Retirement Plan Officer Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

CITIZENS FINANCIAL CORP.

December 14, 2007

/s/ Thomas K. Derbyshire
Vice President, Treasurer
Principal Financial Officer

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